UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	February 24, 2016
Shutterstock, Inc. (Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 21st Floor
New York, New York 10118
(Address of principal executive offices, including zip code)

(646) 766-1855
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 24, 2016, Shutterstock, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2015.  A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference. In addition, a copy of the presentation slides which will be referenced on the Company’s earnings call at 8:30 a.m. Eastern Time on Wednesday, February 24, 2016 is furnished as Exhibit 99.2 to this current report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

The information provided above in “Item 2.02 Results of Operations and Financial Condition” is incorporated by reference in this Item 7.01.

Item 8.01	Other Events.

On February 19, 2016, the Compensation Committee of the Board of Directors of the Company approved the following equity awards to certain of the Company's "executive officers" (as such term is defined in Rule 3b-7 under the Exchange Act) pursuant to the Company's 2012 Omnibus Equity Incentive Plan (the "2012 Plan"):

Name and Position	Stock Options (#)	Restricted Stock Units (#)
Jonathan Oringer, Chairman and Chief Executive Officer	250,000	—

Steven Berns, Chief Financial Officer	40,000	15,000

Anshu Aggarwal, Chief Technology Officer	10,000	—

The grant date for the equity awards described above will be March 1, 2016. All stock options described above will be granted at exercise prices equal to the fair market value of our common stock, which is defined under the 2012 Plan as the closing sales price per share of our common stock as quoted on The New York Stock Exchange on the date of grant, as reported in The Wall Street Journal.

Item 9.01             Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Press release dated February 24, 2016
99.2    Presentation slides referenced on the earnings call held by Shutterstock, Inc. on February 24, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: February 24, 2016	By:	/s/ Steven Berns
Steven Berns
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release dated February 24, 2016

99.2	Presentation slides referenced on the earnings call held by Shutterstock, Inc. on February 24, 2016

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